SATURNA INVESTMENT TRUST
Sextant Core Fund

Supplement dated December 8, 2016 to the
Prospectus dated March 29, 2016

The following paragraph replaces the paragraph under the section titled "Portfolio Manager" on page 9 of the Prospectus:

Portfolio Managers

Mr. Phelps McIlvaine, a vice president of Saturna Capital Corporation, and Mr. Christopher Paul, senior investment analyst, are the portfolio managers jointly and primarily responsible for the day-to-day management of the Sextant Core Fund. Mr. McIlvaine and Mr. Paul have been the portfolio managers since 2016.

The following paragraphs replace the fourth and fifth paragraphs under the section titled "Investment Adviser" on page 20 of the Prospectus:

Mr. Phelps McIlvaine, portfolio manager of Sextant Short-Term Bond Fund, Sextant Bond Income Fund, and Sextant Core Fund has been a vice president and director of Saturna Capital since 1994. Mr. McIlvaine also manages the Idaho Tax-Exempt Fund, another fund of the Trust.

Mr. Christopher Paul, MBA, CFA, portfolio manager of the Sextant Core Fund and senior investment analyst, joined Saturna Capital in 2016. From 2008 to 2015, Mr. Paul served as director of research and research analyst with Cannell Capital, an alternative investment manager.

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